UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, Wisconsin 53202
(Name and address of agent for service)

(Registrant's telephone number, including area code): (414) 765-6609

Date of fiscal year end:  September 30, 2012

Date of reporting period:  September 30, 2012

Item 1. Reports to Stockholders.

Poplar Forest Partners Fund

A Series of Advisors Series Trust

www.poplarforestfunds.com

Annual Report
September 30, 2012

POPLAR FOREST PARTNERS FUND
October 1, 2012

To my partners,

Our recent investment results have been mixed, with some months having positive returns and others, negative returns.  For the fiscal year ended September 30, 2012, the Fund’s return (with sales load) was 17.92%, though it underperformed its benchmark, the S&P 500® Index.  Please see the performance table below.  Our “old technology” holdings were among the biggest detractors from our results during this period, a group that included Electronic Arts Inc. (down 38%), R.R. Donnelley & Sons Co. (down 25%), Hewlett-Packard Co. (down 24%) and Staples, Inc. (down 13%).  We enjoyed the biggest positive contributions from our financial services investments, particularly Lincoln National Corp. (up 55%), and Bank of America Corp. (up 44%) as well as substantial gains from General Electric Co. (up 49%) and Whirlpool Corp. (up 49% from cost).  The Whirlpool position was initiated during the fiscal year.

Average Annual Total Returns as of September 30, 2012

Since Inception
	1 Year	(12/31/09)
Poplar Forest Partners Fund:
Class A shares; with load	+17.92%	+5.36%
Class A shares; without load	+24.14%	+7.36%
Institutional Class shares	+24.45%	+7.62%
S&P 500® Index	+30.20%	+12.08%

Expense Ratio Class A Shares: 1.61% Gross: 1.25% Net of fee waiver
Expense Ratio Institutional Class Shares: 1.36% Gross; 1.00% Net of fee waiver

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 877-522-8860.  Performance for Class A shares with load reflects a maximum 5.00% sales charge.  Class A shares without load does not take into account any sales charges which would reduce performance.  Expense Ratio, net of fee waiver, reflects contractual fee waiver in effect through at least 1/28/2013.

During the fiscal year, we initiated investments in The Allstate Corporation, AIG International Group, Inc., Baker Hughes Inc., Eli Lilly & Co., Whirlpool Corp., WPX Energy Inc. and Xerox Corp. while liquidating our investments in Apollo Group Inc., Bristol Myers Squibb Co., Cintas Corp., Dean Foods Co. and Axis Capital Holdings Ltd.  With the exception of Apollo, we liquidated these positions at a profit.  Apollo was an investment with which we had mixed results; while some of our shares were sold at a profit, more of them were sold at a loss.  We underestimated the enrollment headwinds faced by the company, and after gathering thesis disconfirming data, we admitted defeat, took our losses and redeployed the funds.

POPLAR FOREST PARTNERS FUND

I believe a contrarian, price-sensitive investment program can deliver superior long-term results.  However, this approach can lead to extended periods, like the last 18 months, when our portfolio decisions look misplaced.  While I hope we’ve seen the worst of this cycle, groupthink on interest rates and “old technology” stocks may be with us a bit longer.  If interest rates move lower, then our portfolio may produce disappointing results.  If investors continue to believe that Apple, Google and Amazon will take over the world, then our portfolio may produce disappointing results.  But when the consensus thinking changes, I believe we will all be pleased with the results of our patient, long-term investment program.

Our investment process was developed two decades ago and it reflects the many lessons I’ve learned in over thirty years of personal and professional investing.  Investing is far more than a profession concentrated on facts and figures; it also involves psychology and, in my opinion, practitioners benefit from wide-brained thinking that is not bounded by conventional wisdom.  And while it may not seem obvious content for an investment letter, I would like to share with you some of my experience from a Kenyan safari I enjoyed last summer.  Safari has long been on my bucket list and this trip exceeded my lofty expectations.  Being able to journey so far from our office in Pasadena is a testament to the quality of the team we have assembled after five years in business.  From my personal journal:

“I have struggled to put into words my safari experience.  In the same way the thousands of pictures we’ve taken will fail to capture the majesty of the land and animals, so too will my words fail to adequately capture my feelings.  The best descriptor I have is serenity.  The carefree feeling of standing on a Land Rover’s seat with my head and chest in the open air on game drives and the relaxation of sitting by the end of day campfire brought a peace and tranquility I haven’t experienced for 20 years.  Quality time with family and without electronics created memories that will last a lifetime.

In the end, I achieved a oneness with the land, animals, people and this simple and unhurried lifestyle that is such a contrast to our hectic and modern life in California.  The peace I felt riding through this country is akin to that I feel around the ocean.  There is a vastness that brings a calmness to life; the worries of the modern era are gone – the days of the week do not matter.  Our daily schedule was driven by the sun and animal sightings, not by entries in Microsoft Outlook.  The world continued to spin despite our not having email or Facebook.

The highlights of the trip were time in the Samburu and in the Masai Mara.  The Samburu is dry, rocky and windy, yet it sports many shrubs and small trees.  Most of these trees and shrubs are covered in thorns, some of which grow three or more inches long.  As we drove into the Buffalo Springs game park, I wondered why we would possibly spend any time in this barren land...

... then I saw the river.

They say water is the source of life and that is certainly the case in the Samburu.  For roughly 200 yards on either side of the Ewaso River, there is

POPLAR FOREST PARTNERS FUND

 lush grass and vegetation that supports a robust ecosystem.  We predominately saw elephants, baboon, Grant’s gazelle, impala, oryx and many species of bird.

The Masai Mara shares its southern border with the northernmost edge of Tanzania’s Serengeti.  In August, the savannas of the Mara are oceans of golden grass teeming with schools of wild animals.  We had blue skies, light breezes and very agreeable temperatures outside the noon to four o’clock window.  The days are oh so peaceful; not quiet, but peaceful.  In contrast, the night is the time of terror when predators go out in search of prey.  Many nights we heard hyenas calling out for a nighttime hunting party.  We saw the four major predators in the Mara: lion, cheetah, leopard and hyena.  Still, the mass of animals were wildebeest and zebra – we saw hundreds of thousands of wildebeest on their migration north from the Serengeti.”

The wildebeest migration has been deemed one of the “Seven New Wonders of the World.”  The migration is led by zebras who first feel the need to move north from the Serengeti in search of fresh grass and water.  During the migration, the animals face many dangerous predators, particularly as they cross the Mara River.  By working together, the herd minimizes their losses to predators, but the group consumes so much grass they have to stay on the move.  The wildebeest have learned, as the saying goes, that there is safety in numbers.

While there is safety in numbers, not all the animals are equally safe.  The first zebras and wildebeest to migrate get the best grass and water, but as first movers, they are also particularly vulnerable to predators.  The animals in the mass of the migration are most safe, but the quality of grass is a bit lower than that enjoyed by the first movers.  The stragglers are the ones I feel sorry for – they are vulnerable to predators and they get the poorest, most trampled grass.

Herd Behavior Versus the Madness of Crowds

The behavior of wildebeest during the migration brought to mind the herd behavior of investors.  Like the wildebeest, our ancestors learned that there is safety in numbers.  In the same way the first moving wildebeest bear the highest risk while getting the greatest reward, investors who first identify a new trend often earn out-sized returns.  As the masses follow, the returns are dampened, but the improved safety of the group balances that out.  By the end, the stragglers appear to bear risk equal to the first movers, but with the least reward.

This line of thinking led me to revisit the classic investment tome Extraordinary Popular Delusions & The Madness of Crowds by Charles Mackay, first published in 1841.  What follows is an excerpt from the Foreword to my copy of the book, a re-print from 1989.  These comments were made by legendary investor John Templeton:

“Although he wrote in the 1840s about public fiascos that are now distant history, Charles Mackay teaches us some important lessons that apply to investor behavior today.  Basing our investment decisions on the actions of the crowd can be a disastrous gamble.  And in this case, the ‘crowd’ may well include money managers and analysts well-schooled in investment theory.

POPLAR FOREST PARTNERS FUND

A contemporary social psychologist uses the term ‘groupthink’ to describe the modern manifestation of crowd madness.  Groupthink represents the prevailing beliefs and rationalizations that all too often influence the decisions even of experts.  Their investment advice is shaped by the opinions of others, not by the rigors of their own independent analysis.

My own philosophy has long been that any individual with God-given intelligence, independence of mind, and patience can avoid the mistakes made by many of those experts who are swayed by the emotions of the crowd.  I have always maintained that the best buying opportunities come at what appears to be the worst times.

It takes patience, discipline and courage to follow the ‘contrarian’ route to investment success: to buy when others are despondently selling, to sell when others are avidly buying.  However, based on half a century of experience, I can attest to the rewards at the end of the journey.  The best way for an investor to avoid popular delusions is to focus not on the outlook but on value.”

While I do not yet have John Templeton’s fifty years of experience, my thirty years of personal and professional investing supports his observations.  I am a contrarian and I believe that approach can produce superior long-term investment results.  As Mr. Templeton said, the best course is to “focus not on the outlook but on value.”  Said another way, the price of an investment has a material impact on its future return – price matters.

What Must We Believe? – Reverse Engineering

The real challenge to investing is that returns are driven by future outcomes that aren’t knowable in advance.  I find great folly in the tremendous faith investors place in their outlook for an unknowable future.  History is replete with examples of misplaced forecasts.  While polls can tell us who might win a presidential race, a famously errant prediction was the Chicago Tribune’s 1948 front page headline: “Dewey Defeats Truman.”  Conventional wisdom and polling data gave the paper enough confidence to print their paper early; they have lived with the gaffe ever since.

While the conventional wisdom is often right, identifying errors or extremism in the thinking of the group can lead to investment opportunity.  I have discovered all too well the dangerous hubris of forecasting and learned early in my career that financial models could be engineered to deliver a wide range of potential values for an investment.  With that knowledge in hand, I have tried to focus on analytical approaches that aren’t as dependent on precise predictions – I am a value investor.

In contrast to trying to out-forecast the competition, we try to out-analyze them.  We do this by reverse engineering stock prices.  We start with a simple question: at the current price, what must we believe for this to be a good investment?  We then compare the assumptions required to generate a satisfactory return to the range of potential future outcomes we can imagine.  We also explore the downside risk of bearish scenarios and the upside of more bullish circumstances.  We prefer investments that appear to have limited downside and attractive upside potential.

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At the present time, there appear to be two areas where groupthink has taken good ideas to an extreme: treasury bonds and “old technology.”  These ideas made sense when they were first envisioned, but we seem to have gotten to a place where prospective returns look as poor as grass feasted on by a million wildebeest.

Treasury Bonds – Is Deflation Possible?  Probable?

I will acknowledge that there is a scenario where buying a 10-year Treasury bond could be a good idea.  The answer to “what must we believe” with respect to Treasuries is simple.  IF the U.S. Government has no credit risk and IF we experience a decade of deflation, then buying a 10-year Treasury bond at the current 1.7% yield to maturity would likely be a good investment.  In simple terms, investing $10,000 in a security yielding 1.7% per year would produce $11,836 after 10 years.  If a decade of deflation results in prices being lower in 2022 than they are today, then an investor who turned $10,000 into almost $12,000 will be well ahead.  Such an outcome is certainly possible – just look at Japan – but is it probable?

I do not think deflation is probable.  As I think about the future, I am more worried that we will have to combat inflation, not deflation. In January 2012, the U.S. Federal Reserve announced a formal inflation target of 2% per year.  Despite lackluster economic growth and high unemployment, U.S. consumers have experienced inflation of 1.7% over the last 12 months (as measured by the Consumer Price Index) – on a “core” basis (excluding food and energy), inflation has been even higher: 1.9%.  Despite inflation near the stated 2% target, the Federal Reserve recently announced a new round of “Quantitative Easing” to further stimulate the economy - this should produce higher inflation than we are currently experiencing.  Current data does not suggest deflation as a likely outcome.

Real US Treasury Bond 10-Yr (%)
Current -0.27 Median 2.01 High 3.23 Low -0.79 CAGR 0.0%
Start 10/1/2002 End 9/28/2012
3.21
3.05
2.89
2.73
2.57
2.41
2.25
2.09
1.93
1.77
1.61
1.45
1.29
1.13
0.96
0.80
0.64
0.48
0.32
0.16
0.00
-0.16
-0.32
-0.48
-0.64
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Poplar Forest Capital

 Source: Intrinsic Research

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As the graph above indicates, for roughly a year, 10-year Treasury bonds have been priced to produce a yield lower than the “core” rate of inflation – a negative real yield.  This only makes investment sense if investors expect inflation to disappear.  If the Federal Reserve keeps printing money until they engineer inflation at least equal to their targeted 2% level, and if the real yield returns to the historic level of at least 2%, then Treasury bond prices would need to fall to drive yields higher.  If rates rose from the current 1.7% to a hypothetical 4%, they would still look low relative to history.  Such an increase in interest rates would likely produce disappointing results for investors in fixed income securities and in traditionally defensive, high yielding stocks such as telecommunication, utility and consumer staples companies.

We have struggled to find value in the traditionally defensive parts of the market and for some time now we have had no exposure to utility, telecommunications or consumer staples stocks.  At the same time, we’ve had an easy time finding what we believe are attractive financial service company investments and the sector accounts for roughly one quarter of our portfolio.  We believe the earnings of financial services companies should benefit from lower operating and credit costs and higher interest rates.  I don’t know when or by how much, but I believe interest rates will be materially higher in the future than they are today.  If our independent analysis of each of the financial service companies we own is correct and if interest rates rise, then our portfolio should be well positioned.

“Old Technology” – A “Structural” Short

In some ways, the current environment reminds me of the late 1990s.  Then, all the talk was of a new era of productivity driven by market leading companies’ embrace of “new” technology.  The Internet was expected to change the world (and it did).  Investors responded to this forecast by fearlessly buying “new economy” stocks because they seemed like a sure thing.  In those days, Yahoo was the king of the “search.”  Online grocer Webvan was going to destroy the traditional “brick and mortar” grocery business.  Internet media was predicted to kill the newspaper business.

In the late 1990s, groupthink led to delineation between “new economy” and “old economy” stocks.  In much the same way as the “Nifty 50” stocks in the late 1960s, groupthink simplified stocks into groups that could be owned and avoided for “structural” reasons; the world was changing and companies were either clear winners or clear losers.  Investing seemed easy: buy the winners and sell the losers.

The thinking that leads to this behavior can be rational.  Warren Buffett talked about the difficulty of picking winners, but he also offered backing for what I am now referring to as “structural” shorts.  Here is an excerpt from an interview he did with Fortune in 1999:

“Well, I thought it would be instructive to go back and look at a couple of industries that transformed this country much earlier in this century: automobiles and aviation.

POPLAR FOREST PARTNERS FUND

All told, there appear to have been at least 2,000 car makes, in an industry that had an incredible impact on people’s lives. If you had foreseen in the early days of cars how this industry would develop, you would have said, ‘Here is the road to riches.’ So what did we progress to by the 1990s? After corporate carnage that never let up, we came down to three U.S. car companies – themselves no lollapaloozas for investors. So here is an industry that had an enormous impact on America – and also an enormous impact, though not the anticipated one, on investors.

Sometimes, incidentally, it’s much easier in these transforming events to figure out the losers. You could have grasped the importance of the auto when it came along but still found it hard to pick companies that would make you money. But there was one obvious decision you could have made back then – it’s better sometimes to turn these things upside down – and that was to short horses. Frankly, I’m disappointed that the Buffett family was not short horses through this entire period.”

Conceptually, the idea of the Internet changing the world was correct; picking winners and losers was far more difficult.  Yahoo was dethroned by Google.  Webvan went bankrupt in 2001.  Safeway and Kroger have continued to prosper and their biggest competitive threat has come from Wal-Mart and Target, not from an online grocer.  And while the Internet has fundamentally changed the newspaper business, Gannett, the largest newspaper publisher in the U.S., has remained profitable and has continued to generate free cash flow that has been used to reduce debt and pay dividends.  I’m reminded of the quote oft attributed to Mark Twain: “The reports of my death are greatly exaggerated.”

Admittedly, being an investor in Gannett has been a wild ride.  Gannett shares currently sell for around $18 each.  For the investor who paid over $80 for a share of Gannett in 2003, Gannett has been a horrific investment.  For the investor who paid less than $3 a share in 2008, Gannett has been a terrific investment.  The facts are not in dispute; the Internet has created structural problems for the newspaper business.  However, those problems were well known and at the lows in 2008, they were more than amply reflected in the stock price.  Though the Internet has continued to take market share from the newspaper industry, those who bought Gannett shares at single digit prices were still able to make very attractive returns on their investment – price matters.

Given this discussion of Gannett, you may assume we invested in the company; we did not.  We analyzed it several times and simply couldn’t get comfortable with the long-term structural changes wrought by the Internet – in essence, we agreed with the consensus.  At Poplar Forest, we aren’t contrarian merely to be different, we make contrarian investments when we disagree with the collective wisdom of the market and/or think the price reflects more than a fair share of potential bad news.

This brings me to the second big mispricing I see in the market today – the valuation of personal computer (pc) and printing companies.  Borrowing from Warren Buffett,

POPLAR FOREST PARTNERS FUND

investors appear to have concluded that Apple’s iPad is a Model T Ford while the pc and printing businesses are the equivalent of the horse and buggy industries.  Could this conclusion be correct?  Certainly.  Is it probable?  I’m not so sure.  Is it already reflected in stock prices?  I think so.

I think the most interesting current example of groupthink regarding pcs and printing is Hewlett-Packard (HP).  Hewlett-Packard shares are currently priced at $17.  So far this year, the company has reported adjusted earnings of around $3 per share and they continue to expect earnings for the year to be around $4 per share.  At the current price, the stock is valued at 4.25x earnings.  This is the single cheapest stock I have ever owned.

At this price, our analysis suggests investors have placed a $0 value on HP’s pc and printing businesses.  HP has leadership positions in these two lines of business.  Both businesses are profitable and they generate attractive free cash flow.  Even if these businesses were to decline by 10-20% per year, they would still be worth much more than $0.  What must we believe for HP to be a good investment?  Not much; I see a very high likelihood the future will be better than most investors expect.

We currently do not own Apple, Google or Amazon – the perceived winners in the ongoing structurally shifting technology industry.  We do own a collection of “old technology” companies (HP, Xerox, Microsoft, RR Donnelley and Staples) whose prices reflect an overly pessimistic view of the future, in our opinion.  We don’t believe these “old technology” companies are going to produce great revenue growth, but to rephrase Twain, we believe the reports of their death are greatly exaggerated.

Outlook

While I remain optimistic about the long-term opportunity we are presented with today, I continue to believe we will have to continue living with an environment of one step back for every two steps forward.  We are currently invested in 30 companies that collectively trade at a more than 20% discount to the broad market’s p/e ratio.  While stock prices have increased impressively from the lows of three years ago, we continue to view stocks as being attractive relative to other investment alternatives as we believe investor fear and uncertainty remain elevated.  As the old saying goes, we expect the market to continue to climb a wall of worry.

As John Templeton said, “it takes patience, discipline and courage to follow the ‘contrarian’ route to investment success.”  We have patience, we have a disciplined investment process and we are not afraid to make investments that are contrary to the perceived wisdom of the crowd.  Like the zebras who lead the wildebeest migration, we see a vast savannah of fresh grass and clean water ahead.  We have followed this route before and we believe we are leading our herd safely to prosperity.  We are keeping careful watch for predators.

Poplar Forest Capital LLC is now five years old and I am very pleased with what we have accomplished.  We’ve built a great investment team and we’ve attracted a

POPLAR FOREST PARTNERS FUND

 wonderful group of client partners who share our long-term focus.  We are optimistic about the future and we are glad that you have joined us on this journey.  Since my last letter, we’ve had a number of new client partners join us.  To all of our new client partners, I say: “Welcome aboard!”  And, as always, I want to thank each of you for the trust you’ve placed in us.

J. Dale Harvey

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in medium-sized companies, which involve additional risks such as limited liquidity and greater volatility. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Fund holdings and sector allocations are subject to change at any time, and should not be considered a recommendation to buy or sell any security.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

The S&P 500® Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is not possible to invest directly in an index.

Free cash flow is revenue less operating expenses including interest expenses and maintenance capital spending.  It is the discretionary cash that a company has after all expenses and is available for purposes such as dividend payments, investing back into the business or share repurchases.

The Price to Earnings (P/E) Ratio reflects the multiple of earnings at which a stock sells.

The Price to Free Cash Flow (P/FCF) Ratio reflects the multiple of free cash flow at which a stock sells.

Poplar Forest Capital LLC is the advisor to the Poplar Forest Partners Fund which is distributed by Quasar Distributors, LLC.

POPLAR FOREST PARTNERS FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2012 (Unaudited)

Percentages represent market value as a percentage of total investments.

POPLAR FOREST PARTNERS FUND

EXPENSE EXAMPLE at September 30, 2012 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Poplar Forest Partners Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/12 – 9/30/12).

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses, with actual net expenses being limited to 1.25% and 1.00% per the operating expenses limitation agreement for the Poplar Forest Partners Fund – Class A shares and the Poplar Forest Partners Fund – Institutional Class shares, respectively.  You will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees.  You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is different from the Fund’s actual returns.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transaction costs were included, your costs would have been higher.

POPLAR FOREST PARTNERS FUND

EXPENSE EXAMPLE at September 30, 2012 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	4/1/12	9/30/12	4/1/12 – 9/30/12*
Class A Shares
Actual	$1,000.00	$ 971.70	$6.13
Hypothetical (5% return	$1,000.00	$1,018.75	$6.31
before expenses)
Institutional Class Shares
Actual	$1,000.00	$ 973.00	$4.93
Hypothetical (5% return	$1,000.00	$1,020.00	$5.05
before expenses)

*
Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account values over the period, multiplied by 183 (days in most recent fiscal half-year) / 366 days to reflect the one-half year expense.  The annualized expense ratios of the Poplar Forest Partners Fund – Class A shares and the Poplar Forest Partners Fund – Institutional Class shares are 1.25% and 1.00%, respectively.

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Comparison of the change in value of a $1,000,000 investment in the
Poplar Forest Partners Fund – Institutional Class Shares vs the S&P 500 Index

		Since
Average Annual Total Return:	1 Year	Inception1
Poplar Forest Partners Fund – Institutional Class Shares	24.45%	7.62%
Poplar Forest Partners Fund – Class A Shares (with sales load)	17.92%	5.36%
Poplar Forest Partners Fund – Class A Shares (without sales load)	24.14%	7.36%
S&P 500® Index	30.20%	12.08%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-522-8860.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers,  returns would be reduced.  Class A shares may be subject to a 5.00% front-end sales load.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The S&P 500® Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.

1 The Fund commenced operations on December 31, 2009.

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SCHEDULE OF INVESTMENTS at September 30, 2012

Shares	COMMON STOCKS – 96.0%	Value

	Administrative and Support Services – 3.7%
253,000	Robert Half International, Inc.	$6,737,390

	Chemical Manufacturing – 5.4%
34,000	Abbott Laboratories	2,331,040
157,500	Eli Lilly & Co.	7,467,075
		9,798,115
	Computer and Electronic
	Product Manufacturing – 14.0%
395,000	Hewlett-Packard Co.	6,738,700
21,400	International Business Machines Corp.	4,439,430
210,000	TE Connectivity (a)	7,142,100
1,000,000	Xerox Corp.	7,340,000
		25,660,230
	Credit Intermediation and Related Activities – 15.2%
925,000	Bank of America Corp.	8,167,750
255,000	Citigroup, Inc.	8,343,600
193,000	JPMorgan Chase & Co.	7,812,640
80,000	State Street Corp.	3,356,800
		27,680,790
	Electrical Equipment,
	Appliance, and Component – 3.4%
75,000	Whirlpool Corp.	6,218,250

	Furniture and Related Product Manufacturing – 1.2%
81,500	Fortune Brands Home & Security Inc. (b)	2,201,315

	Insurance Carriers and Related Activities – 13.1%
109,500	Aetna Inc.	4,336,200
204,000	Allstate Corp.	8,080,440
110,600	American International Group, Inc. (b)	3,626,574
330,000	Lincoln National Corp.	7,982,700
		24,025,914
	Machinery Manufacturing – 5.0%
62,000	Baker Hughes, Inc.	2,804,260
280,000	General Electric Co.	6,358,800
		9,163,060
	Miscellaneous Manufacturing – 4.4%
132,500	Baxter International Inc.	7,984,450

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at September 30, 2012, Continued

Shares		Value
	Miscellaneous Store Retailers – 3.4%
540,000	Staples, Inc.	$6,220,800

	Oil and Gas Extraction – 0.8%
90,000	WPX Energy, Inc. (b)	1,493,100

	Printing and Related Support Activities – 5.5%
162,000	Avery Dennison Corp.	5,154,840
460,000	R. R. Donnelley & Sons Co.	4,876,000
		10,030,840
	Professional, Scientific, and Technical Services – 4.0%
143,000	Omnicom Group Inc.	7,373,080

	Publishing Industries – 10.8%
385,000	Electronic Arts Inc. (b)	4,885,650
145,000	McGraw-Hill Companies, Inc.	7,915,550
235,000	Microsoft Corp.	6,998,300
		19,799,500
	Telecommunications – 2.6%
50,000	Time Warner Cable Inc.	4,753,000

	Water Transportation – 3.5%
177,000	Carnival Corp.	6,449,880
	TOTAL COMMON STOCKS (Cost $164,764,867)	175,589,714

	SHORT-TERM INVESTMENTS – 3.9%

7,056,250	Fidelity Institutional Money Market
	Portfolio – Select Class, 0.16% (c)	7,056,250
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $7,056,250)	7,056,250
	Total Investments in Securities
	(Cost $171,821,117) – 99.9%	182,645,964
	Other Assets in Excess of Liabilities – 0.1%	219,054
	NET ASSETS – 100.0%	$182,865,018

(a)U.S. traded security of a foreign issuer.
(b)Non-income producing security.
(c)Rate shown is the 7-day yield at September 30, 2012.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

STATEMENT OF ASSETS AND LIABILITIES at September 30, 2012

ASSETS
Investments in securities, at value (identified cost $171,821,117)	$182,645,964
Receivables
Fund shares issued	219,704
Dividends and interest	362,082
Prepaid expenses	22,587
Total assets	183,250,337
LIABILITIES
Payables
Fund shares redeemed	151,948
Due to Advisor	100,789
12b-1 fees	35,572
Custody fees	3,113
Administration fees	30,414
Transfer agent fees and expenses	19,458
Audit fees	18,996
Fund accounting fees	14,112
Chief Compliance Officer fee	1,500
Accrued expenses	9,417
Total liabilities	385,319
NET ASSETS	$182,865,018
CALCULATION OF NET ASSET VALUE PER SHARE
Class A Shares
Net assets applicable to shares outstanding	$58,953,852
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	1,974,628
Net asset value and redemption price per share	$29.86
Maximum offering price per share
(Net asset value per share divided by 95.00%)	$31.43
Institutional Class Shares
Net assets applicable to shares outstanding	$123,911,166
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	4,136,497
Net asset value, offering and redemption price per share	$29.96
COMPONENTS OF NET ASSETS
Paid-in capital	$169,611,936
Accumulated net investment income	1,559,153
Accumulated net realized gain from investments	869,082
Net unrealized appreciation on investments	10,824,847
Net assets	$182,865,018

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2012

INVESTMENT INCOME
Income
Dividends	$3,759,162
Interest	6,774
Total income	3,765,936
Expenses
Advisory fees (Note 4)	1,603,548
Administration fees (Note 4)	171,574
12b-1 fees – Class A shares (Note 5)	127,495
Transfer agent fees and expenses (Note 4)	114,169
Fund accounting fees (Note 4)	78,613
Registration fees	54,421
Custody fees (Note 4)	19,006
Audit fees	18,996
Trustees fees	13,202
Printing and mailing expense	12,963
Legal fees	11,300
Chief Compliance Officer fee (Note 4)	9,499
Insurance expense	6,887
Interest expense (Note 7)	501
Miscellaneous	11,717
Total expenses	2,253,891
Less: Advisory fees waived by Adviser (Note 4)	(522,848)
Net expenses	1,731,043
Net investment income	2,034,893

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments	689,950
Net change in unrealized depreciation on investments	28,876,030
Net realized and unrealized gain on investments	29,565,980
Net Increase in Net Assets Resulting from Operations	$31,600,873

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2012	September 30, 2011
NET INCREASE/(DECREASE) IN
NET ASSETS FROM:
OPERATIONS
Net investment income	$2,034,893	$1,093,841
Net realized gain from investments	689,950	7,500
Net change in unrealized appreciation/
(depreciation) on investments	28,876,030	(19,347,500)
Net increase/(decrease) in net assets
resulting from operations	31,600,873	(18,246,159)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A Shares	(383,633)	(80,837)
Institutional Class Shares	(1,046,730)	(245,828)
From net realized gain on investments
Class A Shares	(7,650)	(112,839)
Institutional Class Shares	(16,953)	(243,587)
Total distributions to shareholders	(1,454,966)	(683,091)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change
in outstanding shares (a)	22,712,179	102,394,773
Total increase in net assets	52,858,086	83,465,523
NET ASSETS
Beginning of year	130,006,932	46,541,409
End of year	$182,865,018	$130,006,932
Accumulated net investment income	$1,559,153	$954,623

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	A summary of share transactions is as follows:

Class A Shares
	Year Ended		Year Ended
	September 30, 2012		September 30, 2011
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	783,548	$21,848,626	1,020,082	$29,442,907
Shares issued on
reinvestments of distributions	13,822	359,647	6,409	182,197
Shares redeemed	(387,626)	(10,991,090)	(157,371)	(4,465,074)
Net increase	409,744	$11,217,183	869,120	$25,160,030

Institutional Class Shares
	Year Ended		Year Ended
	September 30, 2012		September 30, 2011
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	1,283,790	$37,113,234	2,942,258	$83,851,384
Shares issued on
reinvestments of distributions	26,621	693,495	13,053	371,364
Shares redeemed	(953,976)	(26,311,733)	(257,015)	(6,988,005)
Net increase	356,435	$11,494,996	2,698,296	$77,234,743

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Class A Shares

			December 31, 2009*
	Year Ended	Year Ended	through
	September 30, 2012	September 30, 2011	September 30, 2010
Net asset value,
beginning of period	$24.27	$26.16	$25.00
Income from investment
operations:
Net investment income^	0.31	0.26	0.17
Net realized and
unrealized gain/(loss)
on investments	5.51	(1.91)	0.99
Total from investment
operations	5.82	(1.65)	1.16
Less distributions:
From net investment
income	(0.23)	(0.10)	—
From net realized gain
on investments	(0.00)#	(0.14)	—
Total distributions	(0.23)	(0.24)	—
Net asset value, end of period	$29.86	$24.27	$26.16

Total return	24.14%	-6.44%	4.64	%+

Ratios/supplemental data:
Net assets, end of
period (thousands)	$58,954	$37,987	$18,200

Ratio of expenses to
average net assets:
Before fee waiver	1.58%	1.61%	2.24	%++
After fee waiver	1.25%	1.25%	1.25	%++

Ratio of net investment income/
(loss) to average net assets:
Before fee waiver	0.77%	0.54%	(0.11	%)++
After fee waiver	1.10%	0.90%	0.88	%++

Portfolio turnover rate	29.19%	22.48%	10.29	%+

*	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.
#	Less than $0.01.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Institutional Class Shares

			December 31, 2009*
	Year Ended	Year Ended	through
	September 30, 2012	September 30, 2011	September 30, 2010
Net asset value,
beginning of period	$24.34	$26.20	$25.00
Income from investment
operations:
Net investment income^	0.38	0.33	0.24
Net realized and
unrealized gain/(loss)
on investments	5.52	(1.91)	0.96
Total from investment
operations	5.90	(1.58)	1.20
Less distributions:
From net investment
income	(0.28)	(0.14)	—
From net realized gain
on investments	(0.00)#	(0.14)	—
Total distributions	(0.28)	(0.28)	—
Net asset value, end of period	$29.96	$24.34	$26.20

Total return	24.45%	-6.18%	4.80	%+

Ratios/supplemental data:
Net assets, end of
period (thousands)	$123,911	$92,020	$28,341

Ratio of expenses to
average net assets:
Before fee waiver	1.33%	1.36%	1.94	%++
After fee waiver	1.00%	1.00%	1.00	%++

Ratio of net investment income
to average net assets:
Before fee waiver	1.02%	0.81%	0.30	%++
After fee waiver	1.35%	1.17%	1.24	%++

Portfolio turnover rate	29.19%	22.48%	10.29	%+

*	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.
#	Less than $0.01.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at September 30, 2012

NOTE 1 – ORGANIZATION

The Poplar Forest Partners Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.  The investment objective of the Fund is to seek long-term growth of capital.  The Fund currently offers Class A shares and Institutional Class shares.  Class A shares are subject to a maximum front-end sales load of 5.00%, which decreases depending on the amount invested.  The Fund’s Class A shares and Institutional Class shares commenced operations on December 31, 2009.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years of 2010-2011, or expected to be taken in the Fund’s 2012 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions:  Security transactions are accounted for on the trade date.  Realized gains and losses on securities sold are calculated on the basis of specific cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at September 30, 2012, Continued

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

F.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of September 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at September 30, 2012, Continued

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities:  The Fund’s investments are carried at fair value.  Equity securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (“Board”).  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation issues to a Valuation Committee which is comprised of one or more trustees and representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed and ratified by the Board.

Short-Term Securities:  Short-term securities having a maturity of 60 days or  less are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of September 30, 2012:

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at September 30, 2012, Continued

	Level 1	Level 2	Level 3	Total
Common Stocks
Administrative Support
and Waste Management	$6,737,390	$—	$—	$6,737,390
Finance and Insurance	51,706,704	—	—	51,706,704
Information	24,552,500	—	—	24,552,500
Manufacturing	63,914,160	—	—	63,914,160
Mining, Quarrying, and Oil
and Gas Extraction	1,493,100	—	—	1,493,100
Professional, Scientific, and
Technical Services	7,373,080	—	—	7,373,080
Retail Trade	6,220,800	—	—	6,220,800
Transportation and Warehousing	6,449,880	—	—	6,449,880
Wholesale Trade	7,142,100	—	—	7,142,100
Total Common Stocks	175,589,714	—	—	175,589,714
Short-Term Securities	7,056,250	—	—	7,056,250
Total Investments in
Securities	$182,645,964	$—	$—	$182,645,964

Refer to the Fund’s Schedule of Investments for a detailed break-out of common stocks by industry classification.  Transfers between levels are recognized at September 30, 2012, the end of the reporting period.  The Fund recognized no transfers to/from level 1 or level 2.  There were no level 3 securities held in the Fund during the year ended September 30, 2012.

New Accounting Pronouncement:  On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) modifying Topic 820, Fair Value Measurements and Disclosures.  At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement.  The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.  Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement.  The effective date of the ASU is for interim and annual periods beginning after December 15, 2011.  At this time, the Fund is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities.  The amendments in this ASU require an entity to

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at September 30, 2012, Continued

disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective application for all comparative periods presented.  The Fund is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended September 30, 2012, Poplar Forest Capital, LLC (the “Adviser”) provided the Fund with investment management services under an Investment Advisory Agreement.  The Adviser furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund.  For the year ended September 30, 2012, the Fund incurred $1,603,548 in advisory fees.

The Fund is responsible for its own operating expenses.  The Adviser has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.25% and 1.00% of average daily net assets of the Fund’s Class A and Institutional Class shares, respectively.  Any such reduction made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Adviser is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the year ended September 30, 2012, the Adviser reduced its fees in the amount of $522,848; no amounts were reimbursed to the Adviser.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $1,056,607 at September 30, 2012.  The expense limitation will remain in effect through at least January 28, 2013, and may be terminated only by the Trust’s Board of Trustees.  Cumulative expenses subject to recapture expire as follows:

Year	Amount
2013	$170,422
2014	363,337
2015	522,848
$1,056,607

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at September 30, 2012, Continued

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Transfer Agent”) also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also employees of the Administrator.

For the year ended September 30, 2012, the Fund incurred the following expense for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

Administration	$171,574
Fund Accounting	78,613
Transfer Agency (excludes out-of-pocket
expenses and sub-ta fees)	92,491
Custody	19,006
Chief Compliance Officer	9,499

At September 30, 2012, the Fund had payables due to USBFS for administration, fund accounting, transfer agency, and Chief Compliance Officer fees and to U.S. Bank, N.A. for custody fees in the following amounts:

Administration	$30,414
Fund Accounting	14,112
Transfer Agency (excludes out-of-pocket
expenses and sub-ta fees)	15,324
Custody	3,113
Chief Compliance Officer	1,500

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Fund to pay the Distributor for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class A shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at September 30, 2012, Continued

other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended September 30, 2012, the Class A shares paid the Distributor $127,495.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2012, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $65,232,655 and $45,490,456, respectively.

NOTE 7 – LINE OF CREDIT

The Fund has a line of credit in the amount of $5,000,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A.  During the year ended September 30, 2012, the Fund drew upon its line of credit.  The Fund had an average outstanding balance of $15,175, a weighted average interest rate of 3.25%, and paid interest expense of $501.  At September 30, 2012, the Fund had no outstanding loan amounts.

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) can differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and securities transferred to the Fund.

The tax character of distributions paid in the Fund during the years ended September 30, 2012 and September 30, 2011 was as follows:

	Year Ended	Year Ended
	September 30, 2012	September 30, 2011
Ordinary income	$1,430,363	$423,957
Long-term capital gains	24,603	259,134

Ordinary income distributions may include dividends paid from short-term capital gains.

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended September 30, 2012.

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at September 30, 2012, Continued

As of September 30, 2012, the components of capital on a tax basis were as follows:

Cost of investments (a)	$171,801,363
Gross unrealized appreciation	24,059,283
Gross unrealized depreciation	(13,214,682)
Net unrealized appreciation	10,844,601
Undistributed ordinary income	1,559,153
Undistributed long-term capital gain	849,328
Total distributable earnings	2,408,481
Other accumulated gains/(losses)	—
Total accumulated earnings/(losses)	$13,253,082

(a)	The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sales and a tax-free transfer of securities.

POPLAR FOREST PARTNERS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of:
Poplar Forest Partners Fund

We have audited the accompanying statement of assets and liabilities of the Poplar Forest Partners Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of September 30, 2012, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended and for the period December 31, 2009 (commencement of operations) through September 30, 2010.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Poplar Forest Partners Fund, as of September 30, 2012, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended and the period December 31, 2009 (commencement of operations) through September 30, 2010, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 26, 2012

POPLAR FOREST PARTNERS FUND

NOTICE TO SHAREHOLDERS at September 30, 2012 (Unaudited)

For the year ended September 30, 2012, the Fund designated $1,430,363 as ordinary income and $24,603 as long-term capital gains for purposes of the dividends paid deduction.

Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  For the year ended September 30, 2012, the percentage of dividends declared from net investment income designated as qualified dividend income was 100%.

For corporate shareholders in the Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended September 30, 2012 was 100%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-522-8860 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2012

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-522-8860.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available, upon request, by calling 1-877-522-8860.

POPLAR FOREST PARTNERS FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position	Length	Occupation	Complex	Held
Name, Address	Held with	of Time	During Past	Overseen by	During Past
and Age	the Trust	Served	Five Years	Trustee(2)	Five Years

Independent Trustees(1)

Donald E. O’Connor	Trustee	Indefinite	Retired; former	1	Trustee,
(age 76)		term since	Financial Consultant		Advisors
615 E. Michigan Street		February	and former Executive		Series Trust
Milwaukee, WI 53202		1997.	Vice President and		(for series not
			Chief Operating Officer		affiliated with
			of ICI Mutual Insurance		the Fund);
			Company (until January		Trustee, The
			1997).		Forward Funds
(34 portfolios).

George J. Rebhan	Trustee	Indefinite	Retired; formerly	1	Trustee,
(age 78)		term since	President, Hotchkis and		Advisors
615 E. Michigan Street		May 2002.	Wiley Funds (mutual		Series Trust
Milwaukee, WI 53202			funds) (1985 to 1993).		(for series not
affiliated with
the Fund);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly	1	Trustee,
(age 72)		term since	Senior Vice President,		Advisors
615 E. Michigan Street		February	Federal Home Loan		Series Trust
Milwaukee, WI 53202		1997.	Bank of San Francisco.		(for series not
affiliated with
the Fund).

Interested Trustee

Joe D. Redwine(3)	Interested	Indefinite	President, CEO, U.S.	1	Trustee,
(age 65)	Trustee	term since	Bancorp Fund Services,		Advisors
615 E. Michigan Street		September	LLC (May 1991		Series Trust
Milwaukee, WI 53202		2008.	to present).		(for series not
affiliated with
the Fund).

POPLAR FOREST PARTNERS FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years

Officers

Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund Services, LLC
(age 65)	and Chief	term since	(May 1991 to present).
615 E. Michigan Street	Executive	September
Milwaukee, WI 53202	Officer	2007.

Douglas G. Hess	President	Indefinite	Senior Vice President, Compliance and
(age 45)	and	term since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Principal	June 2003.	(March 1997 to present).
Milwaukee, WI 53202	Executive
Officer

Cheryl L. King	Treasurer	Indefinite	Vice President, Compliance and Administration,
(age 51)	and	term since	U.S. Bancorp Fund Services, LLC (October 1998
615 E. Michigan Street	Principal	December	to present).
Milwaukee, WI 53202	Financial	2007.
Officer

Michael L. Ceccato	Vice	Indefinite	Vice President, U.S. Bancorp Fund Services, LLC
(age 55)	President,	term since	(February 2008 to present); General
615 E. Michigan Street	Chief	September	Counsel/Controller, Steinhafels, Inc. (September
Milwaukee, WI 53202	Compliance	2009.	1995 to February 2008).
Officer and
AML Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and Counsel, U.S. Bancorp
(age 47)		term since	Fund Services, LLC (May 2006 to present); Senior
615 E. Michigan Street		June 2007.	Counsel, Wells Fargo Funds Management, LLC
Milwaukee, WI 53202			(May 2005 to May 2006); Senior Counsel, Strong
Financial Corporation (January 2002 to April 2005).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-877-522-8860.

POPLAR FOREST PARTNERS FUND

HOUSEHOLDING

In an effort to decrease costs, the Transfer Agent intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statement and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-522-8860 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

POPLAR FOREST PARTNERS FUND

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and/or

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Investment Adviser
Poplar Forest Capital, LLC
70 South Lake Avenue, Suite 930
Pasadena, CA  91101

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(877) 522-8860

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, NY  10022

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call 1-877-522-8860.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the Registrant believes that the business experience and financial literacy provided by each member of the audit committee collectively offers the Registrant adequate oversight given the Registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2012	FYE 9/30/2011
Audit Fees	$16,000	$15,900
Audit-Related Fees	N/A	N/A
Tax Fees	$3,000	$2,900
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2012	FYE 9/30/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2012	FYE 9/30/2011
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*                   /s/ Douglas G. Hess
Douglas G. Hess, President

Date       12/3/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                   /s/ Douglas G. Hess
Douglas G. Hess, President

Date       12/3/12

By (Signature and Title)*                    /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date       12/3/12

* Print the name and title of each signing officer under his or her signature.